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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 23, 2002
                                ----------------

                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Florida                       0-22052                  65-0202059
         -------                       -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

  2555 Davie Road, Suite 110, Ft. Lauderdale, Florida           33317-7424
  ---------------------------------------------------           ----------
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001
                                                            -------------

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Item 9.  Regulation FD Disclosure.

         On October 24, 2002 at 10 a.m EDT, ProxyMed, Inc. (the "Company") will hold a teleconference call to report its financial and operating results for the quarter ended September 30, 2002. Information that will be presented in the call is attached. Additionally, the Company's press release dated October 23, 2002 reporting financial results for the three and nine months ended September 30, 2002 is also attached.

         FORWARD LOOKING STATEMENTS - This document contains forward-looking statements that reflect the Company's current assumptions and expectations regarding future events. While these statements reflect the Company's current judgment, they are subject to risks and uncertainties. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to the soundness of our business strategies relative to the perceived market opportunities; our ability to successfully identify and integrate acquisition candidates; our ability to successfully develop, market, sell, cross-sell, install and upgrade our clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; our ability to consummate and integrate any acquisitions successfully; our ability to compete effectively on price and support services; our assessment of the healthcare industry's need, desire and ability to become technology efficient; and our ability and that of our business associates to comply with various government rules regarding healthcare and patient privacy. These and other risk factors are more fully discussed in the Risk Factor disclosure in our Form 10-K for the year ended December 31, 2001 and our other filings with the Securities and Exchange Commission, which we strongly urge you to read. ProxyMed expressly disclaims any intent or obligation to update any forward-looking statements. When used, the words "believes," "estimated," "expects," "anticipates," "may" and similar expressions are intended to identify forward-looking statements.

Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are included herein:

                Exhibit 99.1 Information to be presented in third quarter 2002 financial results teleconference call to be held on October 24, 2002.

                Exhibit 99.2 Press Release dated October 23, 2002 reporting financial results for the three and nine months ended September 30, 2002.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ProxyMed, Inc.


Date:  October 24, 2002                   /s/ Judson E. Schmid
       ----------------                   --------------------
                                          Judson E. Schmid, Executive Vice
                                          President and Chief Financial Officer

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                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                                DESCRIPTION

        99.1 Information to be presented in third quarter 2002 financial results teleconference call to be held on October 24, 2002

        99.2 Press Release dated October 23, 2002 reporting financial results for the three and nine months ended September 30, 2002.